Exhibit 10

Execution Version

SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
THIS SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of May 5, 2020, by and among PDC ENERGY, INC., a Delaware corporation (the “Borrower”), JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”), and each of the Lenders party hereto.
W I T N E S S E T H:
WHEREAS, the Borrower, the Administrative Agent and the Lenders entered into that certain Fourth Amended and Restated Credit Agreement, dated as of May 23, 2018 (as in effect immediately prior to the effectiveness hereof, the “Existing Credit Agreement, and the Existing Credit Agreement, as amended, restated, amended and restated, supplemented or otherwise modified from time to time, including, without limitation, as amended by this Amendment, the “Credit Agreement”), for the purpose and consideration therein expressed, whereby the Lenders became obligated to make loans to the Borrower as therein provided;
WHEREAS, the Borrower has requested, and the Administrative Agent and the Lenders constituting the Required Lenders have agreed, as set forth herein, to amend certain provisions of the Existing Credit Agreement and to decrease the Borrowing Base;
NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and in the Credit Agreement, in consideration of the loans which may hereafter be made by Lenders to the Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:
ARTICLE I.

DEFINITIONS AND REFERENCES
Section 1.1.    Defined Terms. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Credit Agreement shall have the same meanings whenever used in this Amendment.
ARTICLE II.
AMENDMENTS TO CREDIT AGREEMENT
Section 2.1.    Amendments to Section 1.02. Section 1.02 of the Existing Credit Agreement is hereby amended as follows:
(a)    The following defined term is hereby amended and restated in its entirety to read as follows:

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“Interpolated Rate” means, at any time, for any Interest Period, the rate per annum (rounded to the same number of decimal places as the LIBO Screen Rate) determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the LIBO Screen Rate for the longest period (for which the LIBO Screen Rate is available) that is shorter than the Impacted Interest Period and (b) the LIBO Screen Rate for the shortest period (for which the LIBO Screen Rate is available) that exceeds the Impacted Interest Period, in each case, at such time; provided, that, if any Interpolated Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.
(b)    The following defined term is hereby added in its entirety, in the appropriate alphabetical order, to read as follows:
“Consolidated Cash Balance” means, at any time, (a) the aggregate amount of cash and cash equivalents, marketable securities, treasury bonds and bills, certificates of deposit, investments in money market funds, commercial paper and cash equivalents, in each case, held or owned by (either directly or indirectly), credited to the account of or would otherwise be required to be reflected as an asset on the balance sheet of the Credit Parties less (b) the sum of: (i) any restricted cash or cash equivalents to pay royalty obligations, working interest obligations, suspense payments, severance taxes, payroll, payroll taxes, other taxes, employee wage and benefit payments and trust and fiduciary obligations or other obligations of the Credit Parties to third parties and for which the Credit Parties have issued checks or have initiated wires or ACH transfers (or, in the Borrower’s discretion, will issue checks or initiate wires or ACH transfers within five (5) Business Days) in order to pay, plus (ii) other amounts for which the Credit Parties have issued checks or have initiated wires or ACH transfers but have not yet been subtracted from the balance in the relevant account of the Credit Parties, plus (iii) while and to the extent refundable, any cash or cash equivalents of the Credit Parties constituting purchase price deposits held in escrow pursuant to a binding and enforceable purchase and sale agreement with a third party containing customary provisions regarding the payment and refunding of such deposits, plus (iv) without duplication of amounts covered by the foregoing clause (iii), any cash or cash equivalents of the Credit Parties to be used by any Credit Party within three (3) Business Days to pay the purchase price for property to be acquired by such Credit Party pursuant to a binding and enforceable purchase and sale agreement with a third party, plus (v) the proceeds of Debt offerings permitted under this Agreement, to the extent that the Credit Parties in good faith plan to use such proceeds to redeem other Debt as permitted under this Agreement, so long as either (x) such proceeds are in fact used for such purpose within three (3) Business Days of such Debt offering or (y) such proceeds are held by or under the control of a third party agent (whether in escrow or otherwise) for the sole purpose of redeeming such other Debt.

Section 2.2.    Amendment to Article 1. Article 1 of the Existing Credit Agreement is hereby amended by adding the following as new Section 1.06 at the end thereof.
“Section 1.06    Divisions.    For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall

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be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its Equity Interests at such time.”

Section 2.3.    Amendment to Section 3.03. Section 3.03 of the Existing Credit Agreement is hereby amended by adding the following as a new subsection (e) at the end thereof:
“(e)    Additional Prepayments.    If, at the end of any Friday (or, if such day is not a Business Day, then as of the end of the next Business Day), the Consolidated Cash Balance exceeds the lesser of (x) $200,000,000.00 and (y) 10% of the Borrowing Base then in effect, then the Borrower shall, on the next Business Day, prepay the Revolving Credit Borrowings and Swing Line Loans in an aggregate principal amount equal to such excess. Each prepayment of Borrowings pursuant to this Section 3.03(e) shall be applied in the same manner as set forth in Section 3.03(c)(v), shall be subject to Section 3.03(c)(vi), and shall be without premium or penalty except as required under Section 5.02.”
Section 2.4.    Amendment to Section 6.02.    Section 6.02(a) of the Existing Credit Agreement is hereby amended by adding a new Section 6.02(a)(v) to read as follows:
“(v)    At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, the Consolidated Cash Balance does not exceed the lesser of (x) $200,000,000.00 and (y) 10% of the Borrowing Base then in effect.”
Section 2.5.    Amendment to Schedule 1.1.    Schedule 1.1 to the Existing Credit Agreement is hereby replaced in its entirety with Schedule 1.1 attached hereto.
ARTICLE III.
BORROWING BASE
Section 3.1.    Reduction of Borrowing Base. Pursuant to Section 2.06 of the Credit Agreement, the Administrative Agent and the Lenders constituting the Required Lenders hereby agree that, for the period from and including the Second Amendment Effective Date (as defined below) until the next Redetermination Date or other adjustment of the Borrowing Base in accordance with the Credit Agreement, the Borrowing Base shall be, and hereby is, reduced to $1,700,000,000.00. The parties hereto agree that this reduction of the Borrowing Base constitutes the Scheduled Redetermination for May 1, 2020 and such redetermination shall be deemed to have taken place in accordance with the procedures set forth in the Credit Agreement. This Amendment (a) does not limit redeterminations or further adjustments to the Borrowing Base pursuant to the Credit Agreement and (b) shall constitute the New Borrowing Base Notice in respect of such Scheduled Redetermination in accordance with Section 2.06(d) of the Credit Agreement.
ARTICLE IV.

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CONDITIONS OF EFFECTIVENESS
Section 4.1.    Second Amendment Effective Date. This Amendment shall become effective on the date (such date, the “Second Amendment Effective Date”) when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement):
(a)    The Administrative Agent shall have received from the Administrative Agent, the Borrower and Lenders constituting the Required Lenders counterparts of this Amendment signed on behalf of such Persons.
(b)    At the time of and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.
(c)    The representations and warranties of the Credit Parties set forth in the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct) on and as of the Second Amendment Effective Date, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the Second Amendment Effective Date, such representations and warranties shall continue to be true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct) as of such specified earlier date.
(d)    The Administrative Agent shall have received all fees due and payable on or prior to the Second Amendment Effective Date and reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder and under the other Loan Documents, including all reasonable and documented fees, expenses and disbursements of counsel for the Administrative Agent.

ARTICLE V.

MISCELLANEOUS
Section 5.1.    Ratification of Agreements. The Loan Documents, as they may be affected by this Amendment, are hereby ratified and confirmed in all respects. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, the Notes, or any other Loan Document nor constitute a waiver, amendment or other modification of any provision of the Credit Agreement, the Notes or any other Loan Document. The terms of this Amendment do not and shall not constitute a novation and, except as expressly amended hereby, each of the provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect.
Section 5.2.    Loan Documents. This Amendment is a Loan Document, and all provisions in the Credit Agreement (as they may be affected by this Amendment) pertaining to Loan Documents apply thereto.

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Section 5.3.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York. The provisions of Section 12.09(b) through (d) of the Credit Agreement are hereby incorporated herein mutatis mutandis.
Section 5.4.    Counterparts; Fax. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent. Without limiting the generality of the foregoing, the Borrower hereby (a) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders and the Credit Parties, electronic images of this Amendment or any other Loan Documents (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (b) waives any argument, defense or right to contest the validity or enforceability of the Loan Documents based solely on the lack of paper original copies of any Loan Documents, including with respect to any signature pages thereto.
Section 5.5.    Payment of Expenses. Pursuant to Section 12.03 of the Credit Agreement, the Borrower agrees to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and the other Loan Documents.
Section 5.6.    Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
Section 5.7.    Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted by the Credit Agreement
Section 5.8.    Entire Agreement. THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL

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AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES HERETO.
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IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

JPMORGAN CHASE BANK, N.A., as Administrative Agent, a Lender, a Swing Line Lender and an Issuing Bank

By:________________________________
Name:
Title:

WELLS FARGO BANK, N.A., as a Lender and an Issuing Bank

By:________________________________
Name:
Title:

BANK OF AMERICA, N.A., as a Lender

By:________________________________
Name:
Title:

BANK OF MONTREAL, as a Lender

By:________________________________
Name:
Title:

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:________________________________
Name:
Title:

COMPASS BANK, as a Lender

By:________________________________
Name:
Title:

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender

By:________________________________
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:________________________________
Name:
Title:

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as a Lender

By:________________________________
Name:
Title:

BOKF, N.A., as a Lender

By:________________________________
Name:
Title:

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:________________________________
Name:
Title:

COMERICA BANK, as a Lender

By:________________________________
Name:
Title:

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:________________________________
Name:
Title:

KEYBANK N.A., as a Lender

By:________________________________
Name:
Title:

NATIXIS, as a Lender

By:________________________________
Name:
Title:

TEXAS CAPITAL BANK, N.A., as a Lender

By:________________________________
Name:
Title:

ABN AMRO CAPITAL USA LLC, as a Lender

By:________________________________
Name:
Title:

FIFTH THIRD BANK, as a Lender

By:________________________________
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:________________________________
Name:
Title:

TRUIST BANK, successor by merger to SunTrust Bank, as a Lender

By:________________________________
Name:
Title:

CITIBANK N.A., as a Lender

By:________________________________
Name:
Title:

Agreed and acknowledged:

PDC ENERGY, INC., as Borrower
By:________________________________
Name:
Title:

SCHEDULE 1.1

APPLICABLE MARGIN

	Commitment Utilization Grid
	Level I	Level II	Level III	Level IV	Level V
Commitment Utilization Percentage	<25%	>25% <50%	>50% <75%	>75% <90%	≥90%
Eurodollar Revolving Credit Loans	1.75%	2.00%	2.25%	2.50%	2.75%
Letters of Credit	1.75%	2.00%	2.25%	2.50%	2.75%
ABR Revolving Credit Loans	0.75%	1.00%	1.25%	1.50%	1.75%
Swing Line Loans	0.75%	1.00%	1.25%	1.50%	1.75%
Commitment Fee Rate	0.375%	0.375%	0.50%	0.50%	0.50%

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